EXHIBIT 99.1

BROADWIND ANNOUNCES NEW SHARE REPURCHASE PROGRAM

Cicero, Ill., September 10, 2025 -- Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and equipment serving global markets, today announced that its Board of Directors has authorized a share repurchase program of up to $3 million in common stock.

The authorization permits the repurchase of shares from time to time through open market transactions, privately negotiated purchases, and otherwise as determined by the Company’s management, all as permitted under applicable securities laws including Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

“The new share repurchase program underscores our continued confidence in the long-term value creation potential of Broadwind,” stated Eric Blashford, President and CEO. “With the planned divestiture of our Wisconsin-based industrial fabrication operations now complete, we are a leaner, better-capitalized organization, one well-equipped to build scale within targeted, high-value precision manufacturing markets. This program provides us with the flexibility to return capital to shareholders on an opportunistic basis, while remaining firmly aligned with our disciplined, return-driven approach to capital allocation.”

The timing and amount of any repurchases will depend on various factors, including market conditions, the Company’s financial position, debt maturities, and cash flow. The Company is not under any obligation to repurchase any number of shares of common stock pursuant to the stock repurchase program. The Company reserves the right, in its sole discretion, at any time and from time to time, to amend the terms and conditions of the stock repurchase program, or to suspend or terminate the stock repurchase program.

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, the Company's intention to repurchase shares of its common stock from time to time under its stock repurchase program and the source of funding therefor as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) our expectations and beliefs with respect to our financial guidance as set forth in this release; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vii) our ability to continue to grow our business organically and through acquisitions; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (ix) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xi) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer); (xii) the economy and the potential impact it may have on our business, including our customers; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xvi) the effects of the change of administrations in the U.S. federal government; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xix) the effects of proxy contests and actions of activist stockholders; (xx) the limited trading market for our securities and the volatility of market price for our securities; (xxi) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); (xxii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price; and (xxiii) the impact that the sale of our industrial fabrication operations in Manitowoc, Wisconsin may have on our current plans and operations. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and in our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

IR CONTACT

Stefan Neely or Noel Ryan

BWEN@val-adv.com